United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 24, 2004

BOEING CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	95-2564584	0-10795
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File No.)

500 Naches Ave., SW, 3rd Floor; Renton, Washington 98055
(Address of principal executive offices)

(425) 393-2916
(Registrant’s telephone number, including area code)

Item 5.  Other Events

This Current Report on Form 8-K is for the purpose of disclosing information relating to Boeing Capital Corporation that was contained in its press release dated May 24, 2004 which is Exhibit 99.1 set forth herein.

Item 7.  Financial Statements and Exhibits

The following exhibit is furnished as a part of this report.

Exhibit 99.1 Press Release

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Russell A. Evans
Russell A. Evans
May 24, 2004	Vice President and Chief Financial Officer

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